UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07458

                               Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                               Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                    Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:   203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund (TBGVX)

Tweedy, Browne Global Value Fund II – Currency Unhedged (TBCUX)

Tweedy, Browne Value Fund (TWEBX)

Tweedy, Browne Worldwide High Dividend Yield Value Fund (TBHDX)

March 31, 2018

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2018

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

Investment Performance

Presented below are the performance results of the Tweedy, Browne Funds for various periods with comparisons to their respective benchmark indexes.

			Annualized periods through March 31, 2018
	YTD thru 3/31/18	2017	1 year	5 years	10 years	Since Inception(3)
Tweedy, Browne Global Value Fund* (inception 6/15/93)	-2.11%	15.43%	5.82%	5.74%	5.60%	9.29%
MSCI EAFE Index (Hedged to US$)(1)(2)†	-3.76	16.84	7.07	8.90	5.02	6.06
MSCI EAFE Index (in US$)(1)(2)†	-1.53	25.03	14.80	6.50	2.74	5.47
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.38% ††
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.37%
Tweedy, Browne Global Value Fund II –Currency Unhedged* (inception 10/26/09)	-0.64%	21.60%	12.08%	4.81%	-%	6.72%
MSCI EAFE Index (in US$)(1)(2)†	-1.53	25.03	14.80	6.50	-	5.80
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.38% ††
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.39% (gross), 1.38% (net)§
Tweedy, Browne Value Fund* (inception 12/8/93)	-2.77%	16.46%	8.19%	6.45%	6.65%	8.33%
MSCI World Index (Hedged to US$)(1)(5)†	-2.00	19.13	10.61	10.88	6.99	7.53
S&P 500/MSCI World Index (Hedged to US$)(1)(4)(5)†¶	-2.00	19.13	10.61	10.88	6.99	8.36
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.39% ††
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.39% (gross), 1.38% (net)§
¶ S&P 500 Index (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present)
Tweedy, Browne Worldwide High Dividend Yield Value Fund* (inception 9/5/07)	-0.87%	22.06%	13.58%	5.57%	4.93%	4.39%
MSCI World Index (in US$)†(1)(5)	-1.28	22.40	13.59	9.70	5.90	4.88
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.38% ††
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.39% (gross), 1.38% (net)§
30-day Standardized Yield as of 3/31/2018: 1.79% (unsubsidized); 1.80% (subsidized)

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for all periods greater than one year.

† Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

†† Each Fund’s expense ratio as disclosed in its most recent prospectus has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

§ Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2019, to waive a portion of the Global Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The Global Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed.

The Funds do not impose any front-end or deferred sales charges. However, Global Value Fund, Global Value Fund II and Worldwide High Dividend Yield Value Fund each impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce any performance data quoted for periods of 14 days or less. The expense ratios shown reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

◆                                                                                          ◆

Our Fund Portfolios

Please note that the individual companies discussed herein were held in one or more of our Funds during the year ended March 31, 2018, but were not necessarily held in all four of our Funds. See the attached Portfolios of Investments for each Fund’s respective holdings in each of these companies as of March 31, 2018.

Our returns over the last fiscal year ending March 31, 2018 were led in large part by a number of our financial, industrial and technology holdings, including strong results in banks and insurers such as DBS Group, United Overseas Bank (UOB), CNP Assurances and Zurich Insurance; industrial companies such as Safran, Phoenix Mecano, LG Corp, and Teleperformance; and three of our technology holdings, Cisco, Alphabet (formerly known as Google), and its Chinese counterpart, Baidu. Safran, the jet engine manufacturer, parts and maintenance company that we have owned for the last several years, continues to flourish as the steady and growing stream of shop visits required for engine maintenance we forecasted years ago continues to materialize, increasing its earnings power. The Funds’ two Singapore-based bank holdings, DBS and UOB, delivered strong performances, fueled by rising net interest margins and an improving business environment. Cisco and Baidu, which remain very reasonably valued in our view, also performed well; as did Alphabet (the sole FAANG holding in our Funds), whose valuation is more elevated, but we would contend quite reasonable in light of its superior intrinsic value compound. The same goes for MasterCard, which is held in two of our Funds. We also had strong returns in Axel Springer, a long time German publishing holding, which continues to adapt extraordinarily well to a rapidly changing media landscape. We also had very solid results from Conoco, Royal Dutch, and Total as oil prices trended up, particularly late in the fiscal year, largely due to increasing demand for oil & gas, a reduction in inventory overhang, continued OPEC restraint, and fear of potential supply disruption as U.S./Iranian relations become increasingly strained.

In terms of price disappointments during the period, we faced continued weakness in our two Korean-based auto companies, Kia and Hyundai Motor, as they continue to adapt their model lineup and work to improve operating efficiency. Late in the first quarter of this year, the Hyundai Motor Group announced a restructuring plan in an effort to streamline its complex ownership structure in response to pressure from the Korean government to reform powerful chaebols (family run conglomerates). The plan consists of a series of complicated transactions that reorder the controlling family’s ownership interests. We are currently discussing with the Hyundai group the proposed transactions and evaluating the associated impact on the underlying intrinsic values of our holdings. Both companies remain in our view fundamentally very cheap and financially strong, and we believe are bound to benefit in the long run from their high quality ratings, innovative new offerings including new SUVs and crossovers, and their strength in emerging markets, and thus appear to offer significant upside potential from today’s low valuations. The stock prices of several of our media and tobacco holdings also remained under pressure, including Mediaset España, the Spanish television broadcaster; UK-based publisher, the Daily Mail; and Imperial Brands, the UK-based tobacco company. In April, Philip Morris reported a larger than expected decline in cigarette volumes including poor results in its new “heat not burn” product, which had previously shown strong growth in Japan. We have been steadily taking advantage of pricing opportunities over the last couple of years in our tobacco holdings, and the Funds’ weighting in these stocks today is de minimis. We also faced weakness in two of our pharmaceutical holdings over the last year, Roche and GlaxoSmithKline. We took advantage of those declines to add to the Funds’ positions in those two stocks.

The Tweedy, Browne Worldwide High Dividend Yield Value Fund was our best relative and absolute performer over the last fiscal year through March 31, 2018, attributable in part to its significant weight in European equities, its unhedged posture, and a modestly more invested position (less cash). Returns were led in part by its overweight in financials and oil & gas companies, and by strong returns in a number of other individual holdings including Axel Springer, Cisco and Safran. As we mentioned in our Semi-Annual report, we also had a very nice return in Berendsen, the U.K.-based uniform and logistics company, which was the subject of a buyout at roughly a 47% premium over our cost by French-based Elis. The transaction closed in the early fall of last year. In terms of decliners, the Fund’s over-weighted position in pharmaceuticals, particularly Glaxo and Roche, were significant detractors from the year’s returns. In addition, the stock prices of Siemens, G4S, and newly purchased WPP finished in the red for the period.

The U.S. dollar significantly weakened against most major foreign currencies over the last fiscal year. When this happens, our unhedged Funds will typically produce stronger absolute results than our hedged Funds, and such was the case over the last year. For example, Global Value Fund II, which is unhedged, enjoyed a 626 basis point return advantage over the hedged Global Value Fund for the one-year period ending March 31, 2018. This differential was overwhelmingly associated with the Funds’ respective hedging postures and had very little if anything to do with the composition of their respective portfolios, which are quite similar. Had the unhedged Global Value Fund II been hedged, it would have likely performed more in line with the Global Value Fund. In our view, this could easily have gone in the other direction. For example, in 2014, the situation was reversed, and the hedged Global Value Fund returned 601 basis points more return than that of the unhedged Global Value Fund II. Later in this report, we address the difficulty of trying to time equity markets. Similarly, in our experience, trying to time when to hedge and when not to hedge in an attempt to take advantage of currency movements is again an extraordinarily difficult proposition. Our advice is for investors to decide whether they want to be hedged with respect to foreign currency exposure or whether they would like to be unhedged, and then to commit to that decision absent unusual circumstances. As you can see in the following chart, using the MSCI EAFE Index as an indicator, over long measurement periods for U.S.-based investors, the performance of hedged and unhedged portfolios has tended to come together and be quite similar, which is precisely what we would expect from our Global Value Fund and Global Value Fund II. (Of course, differences in portfolio holdings and expenses would also result in performance differences. There are no guarantees regarding future returns.)

MSCI EAFE Index in USD and Hedged to USD

(9/30/92 – 3/31/18)

Portfolio activity was quite modest for fiscal year 2018, as reflected by low rates of portfolio turnover in all four of our funds: Global Value Fund (5%), Global Value Fund II (6%), Value Fund (6%), and Worldwide High Dividend Yield Value Fund (5%). Since we reported to you in the fall of 2017, we took advantage of pricing opportunities to sell and trim back a number of our holdings including Akzo Nobel, British American Tobacco (BAT), Baxter International, Signet Jewlers, AGCO, and Williams-Sonoma, among others. We decided to sell our position in Akzo after it made a failed bid for a U.S.-based coatings company at prices we felt were too high. This behavior, coupled with its past unwillingness to engage with PPG Industries, caused us to lose confidence and to take our profits while the stock was elevated. We also decided to sell our remaining shares in Signet Jewelers as statistics for declining mall traffic worsened and the company’s financial performance continued to deteriorate despite a strengthening economic environment. We also decided to take our modest profits in Williams-Sonoma (Worldwide High Dividend Yield Value Fund) as competition in the furniture market both direct and online became increasingly heated. In addition, BAT and Baxter traded up to our estimates of intrinsic value, and with uncertain futures ahead for them, we decided to take our gains and move on.

With equity valuations continuing to rise during the year, material new buys were limited; however, we did establish positions in AutoZone, the U.S. based auto parts retailer discussed at length in our semi-annual report, and two UK-based companies: Inchcape, an automobile distributor, and WPP, the world’s largest advertising agency. Inchcape is a smaller-to medium-capitalization ($4B) UK-based automotive distributor and retailer that functions like a franchisee or outsourced country manager, allowing major automobile manufacturers to efficiently gain access to smaller markets (like Peru, Greece, Singapore, or even Hong Kong) that do not generate enough sales volume for the OEMs (original equipment manufacturers) to want to focus on them directly. In this role, Inchcape has the exclusive rights to sell a particular brand and its related parts in a particular country, controlling distribution and selecting and managing the dealer network in the country. It is an asset-light business and as such has generated high returns on invested capital. At purchase, it was trading at approximately 10 times earnings, 7-8 times enterprise value (EV) to earnings before interest, taxes, and amortization (EBITA), carried very little debt, and had a dividend yield of approximately 3.6%.

Thank you for investing with us, and for your continued confidence. We work hard to earn and keep your trust, and we believe it is critical to our mutual success.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2018

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

(2)

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a US dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/01/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-US securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of US large capitalization stocks.

(5)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a US dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Holdings are subject to change at any time.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this note, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. Government.

Price/earnings (or P/E) ratio is a comparison of the company’s closing stock price and its trailing 12-month earnings per share. Enterprise Value (or EV) is a measure of a company’s total value (market value of common stock + market value of preferred equity + market value of debt + minority interest – cash and investments). Earnings before interest and tax (or EBIT) is an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest. Earnings before interest, taxes and amortization (or EBITA) is used to gauge a company’s operating profitability (earnings before tax + interest expense + amortization expense).

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2017 to March 31, 2018.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 14 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs (if the shareholder redeemed during the applicable redemption period) would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17 – 3/31/18	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period* 10/1/17 – 3/31/18	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,007.00	$6.81	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,032.90	$6.79	$1,000.00	$1,018.25	$6.74	1.34%
Value Fund	$1,000.00	$1,015.30	$6.78	$1,000.00	$1,018.20	$6.79	1.35%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,036.40	$6.85	$1,000.00	$1,018.20	$6.79	1.35%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2018 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/18

Average Annual Total Returns – For Periods Ended March 31, 2018
	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	5.82%	7.07%	14.80%
5 Years	5.74	8.90	6.50
10 Years	5.60	5.02	2.74
Since Inception (6/15/93)	9.29	6.06	5.47
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.38%.*
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.37%.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2018

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	COMMON STOCKS—91.9%

	Canada—1.3%
90,300	E-L Financial Corp., Ltd.	$56,592,903
1,500,000	National Bank of Canada	70,552,647

		127,145,550

	Chile—2.0%
15,195,200	Antofagasta plc	196,318,761

	China—1.8%
783,858	Baidu Inc., Sponsored ADR(a)	174,949,267

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	2,327,828

	France—14.2%
760,360	Cie Generale des Etablissements Michelin	112,121,563
7,135,610	CNP Assurances	179,901,864
4,304,900	Safran SA	455,209,384
5,998,250	SCOR SE	245,356,465
712,949	Teleperformance SA	110,478,993
4,782,031	Total SA	271,297,967

		1,374,366,236

	Germany—8.3%
3,792,735	Axel Springer SE	317,184,612
1,936,000	Henkel AG & Company, KGaA	243,574,424
652,000	Krones AG	87,723,432
42,354	KSB AG	23,492,091
228,337	Linde AG(a)	48,048,186
380,000	Muenchener Rueckversicherungs AG	88,257,431

		808,280,176

	Hong Kong—1.1%
26,265,000	Emperor Entertainment Hotel Ltd.	5,488,399
5,678,136	Great Eagle Holdings Ltd.	28,794,747
14,905,000	Hang Lung Group Ltd.	48,712,874
434,500	Jardine Strategic Holdings Ltd.	16,658,730
59,000	Miramar Hotel & Investment	116,372
2,561,000	Tai Cheung Holdings Ltd.	2,855,236

		102,626,358

	Italy—0.7%
144,268	Buzzi Unicem SpA	3,372,895
4,795,392	SOL SpA(c)	64,873,525

		68,246,420

	Japan—1.7%
2,126,200	Ebara Corporation	74,571,942
1,368,700	Honda Motor Company Ltd.	46,858,831
36,000	Konishi Company Ltd.	573,427
1,443,500	NGK Spark Plug Company Ltd.	34,326,389
164,400	Nippon Kanzai Company Ltd.	3,227,712
19,600	Nitto Kogyo Corporation	301,510
193,700	Shizuoka Gas Company Ltd.	1,739,384

		161,599,195

Shares		Value (Note 2)

	Mexico—0.4%
520,112	Coca-Cola Femsa SA de CV, Sponsored ADR(e)	$34,551,040

	Netherlands—6.6%
3,160,000	Heineken Holding NV	325,284,402
7,534,860	Royal Dutch Shell plc, Class A	238,942,290
1,378,910	Unilever NV, CVA	77,788,493

		642,015,185

	Norway—0.5%
900,000	Schibsted ASA	25,105,242
900,000	Schibsted ASA, Class B	22,766,672

		47,871,914

	Singapore—5.0%
12,787,454	DBS Group Holdings Ltd.	268,172,794
10,089,655	United Overseas Bank Ltd.	211,595,754

		479,768,548

	South Korea—4.7%
150,900	Daegu Department Store Company Ltd.	1,410,042
210,000	Hyundai Mobis Company Ltd.	50,042,218
1,482,135	Hyundai Motor Company	199,536,891
3,919,300	Kia Motors Corporation	117,112,023
815,800	LG Corporation	66,510,010
132,553	Samchully Company Ltd.	13,990,255
	Miscellaneous Securities(d)	5,094,733

		453,696,172

	Spain—0.6%
6,063,526	Mediaset España Comunicacion SA	61,641,237

	Sweden—0.0%(b)
63,360	Cloetta AB, B Shares	240,736

	Switzerland—13.6%
388,000	CIE Financiere Richemont AG	34,748,204
218,165	Coltene Holding AG(c)	20,777,619
4,000	Daetwyler Holding AG, Bearer	762,740
3,582,515	Nestle SA, Registered	282,904,954
80	Neue Zuercher Zeitung(a)	438,597
3,275,000	Novartis AG, Registered	264,229,845
68,640	Phoenix Mecano AG(c)	47,451,629
1,331,050	Roche Holding AG	304,545,797
106,000	Siegfried Holding AG	35,643,275
432,618	Tamedia AG	60,537,607
807,415	Zurich Insurance Group AG	264,247,975

		1,316,288,242

	Taiwan—0.0%(b)
665,100	Lumax International Corp., Ltd.	1,311,632
365,000	Thinking Electronic Industrial Company Ltd.	1,080,341

		2,391,973

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	Thailand—0.9%
14,267,700	Bangkok Bank Public Company Ltd., NVDR	$90,342,328

	United Kingdom—18.7%
12,880,300	BAE Systems plc	105,050,170
5,424,025	Daily Mail & General Trust plc, Class A	49,152,991
7,854,302	Diageo plc	265,754,516
44,753,887	G4S plc	155,759,046
12,375,843	GlaxoSmithKline plc	242,010,004
22,568,214	HSBC Holdings plc	210,656,922
1,111,325	Imperial Brands plc	37,820,532
3,863,281	Inchcape plc	37,448,127
16,917,110	Lookers plc	20,693,713
486,757	Shire plc	24,380,185
25,976,349	Standard Chartered plc	259,705,187
2,725,044	Unilever plc	151,206,570
16,040,607	Vertu Motors plc	9,810,769
14,958,616	WPP plc	237,643,193

		1,807,091,925

	United States—9.8%
594,254	AGCO Corp	38,537,372
76,000	Alphabet Inc., Class A(a)	78,822,640
76,208	Alphabet Inc., Class C(a)	78,630,652
75,700	American National Insurance Company	8,853,872
396,719	Avnet, Inc.	16,566,985
1,315,780	Bank of New York Mellon Corporation/The	67,802,143
436	Berkshire Hathaway Inc., Class A(a)	130,407,600
301	Berkshire Hathaway Inc., Class B(a)	60,044
5,214,000	Cisco Systems, Inc.	223,628,460
587,000	ConocoPhillips	34,803,230
1,258,435	Devon Energy Corporation	40,005,649
1,852,170	Halliburton Company	86,940,860
865,835	Johnson & Johnson	110,956,755
293,500	Phillips 66	28,152,520

		944,168,782

	TOTAL COMMON STOCKS (Cost $5,745,476,082)	8,895,927,873

	PREFERRED STOCKS—0.6%

	Chile—0.5%
10,000,000	Embotelladora Andina SA	43,077,382

	Croatia—0.1%
166,388	Adris Grupa d.d.	11,672,487

	Germany—0.0%(b)
103,830	Villeroy & Boch AG	2,385,341

	TOTAL PREFERRED STOCKS (Cost $34,220,102)	57,135,210

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—6.1%
588,316,133	Dreyfus Treasury Securities Cash Management – Institutional Shares (Cost $588,316,133)	$588,316,133

Face Value

	U.S. TREASURY BILL—3.1%
$300,000,000	1.626%(f) due 07/19/2018(e) (Cost $298,555,296)	298,430,229

INVESTMENTS IN SECURITIES (Cost $6,666,567,613)	101.7%	9,839,809,445
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(2.0)	(195,395,759)
OTHER ASSETS AND LIABILITIES (Net)(g)	0.3	27,858,195

NET ASSETS	100.0%	$9,672,271,881

(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(d)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. Aggregate “Miscellaneous Securities” holdings amount to $5,094,733 which represent 0.1% of the net assets of the Fund.
(e)	All or a portion of this position has been segregated to cover certain open forward contracts. At March 31, 2018, liquid assets totaling $158,896,969 have been segregated to cover such open forward contracts.
(f)	Rate represents annualized yield at date of purchase.
(g)	As of March 31, 2018, cash in the amount of $8,330,000 was segregated with the counterparty as collateral for certain forward foreign currency contracts.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2018

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Banks	11.5%
Pharmaceuticals, Biotechnology & Life Sciences	10.1
Insurance	10.1
Capital Goods	9.0
Media	7.9
Energy	7.2
Beverage	6.5
Automobiles & Components	5.8
Food	5.3
Materials	3.3
Technology Hardware & Equipment	2.8
Commercial Services & Supplies	2.8
Household & Personal Products	2.5
Software & Services	1.8
Internet Software & Services	1.6
Real Estate	0.8
Retailing	0.7
Diversified Financials	0.7
Tobacco	0.4
Consumer Durables & Apparel	0.4
Health Care Equipment & Services	0.2
Electronic Equipment & Instruments	0.2
Utilities	0.2
Consumer Services	0.1

Total Common Stocks	91.9
Preferred Stocks	0.6
Registered Investment Company	6.1
U.S. Treasury Bills	3.1
Unrealized Depreciation on Forward Contracts (Net)	(2.0)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2018

Schedule of Forward Exchange Contracts

March 31, 2018

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/18 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a)
56,000,000	Canadian Dollar	NTC	8/23/18	$(44,014,776)	$(43,552,840)	$461,936
15,000,000	Canadian Dollar	NTC	8/31/18	(12,032,729)	(11,667,557)	365,172
28,000,000	Canadian Dollar	NTC	9/25/18	(22,792,765)	(21,790,392)	1,002,373
35,000,000	Canadian Dollar	NTC	12/18/18	(27,352,746)	(27,275,236)	77,510
27,000,000	Canadian Dollar	SSB	12/20/18	(21,303,456)	(21,041,616)	261,840
18,000,000,000	Chilean Peso	SSB	12/12/18	(27,318,258)	(29,772,057)	(2,453,799)
8,000,000,000	Chilean Peso	SSB	3/11/19	(13,320,013)	(13,217,728)	102,285
150,000,000	Chinese Yuan	SSB	9/6/18	(22,358,027)	(23,696,589)	(1,338,562)
180,000,000	Chinese Yuan	SSB	10/9/18	(26,470,978)	(28,397,073)	(1,926,095)
540,000,000	Chinese Yuan	BNY	3/11/19	(83,337,192)	(84,714,476)	(1,377,284)
375,000,000	Chinese Yuan	JPM	4/1/19	(58,193,669)	(58,784,597)	(590,928)
115,000,000	European Union Euro	BNY	4/30/18	(125,821,500)	(141,745,949)	(15,924,449)
100,000,000	European Union Euro	NTC	5/2/18	(111,601,000)	(123,275,377)	(11,674,377)
100,000,000	European Union Euro	BNY	5/7/18	(110,846,000)	(123,320,478)	(12,474,478)
65,000,000	European Union Euro	JPM	9/25/18	(79,523,600)	(81,075,687)	(1,552,087)
100,000,000	European Union Euro	SSB	10/22/18	(121,061,000)	(124,982,021)	(3,921,021)
80,000,000	European Union Euro	SSB	10/31/18	(96,328,800)	(100,064,157)	(3,735,357)
200,000,000	European Union Euro	SSB	11/13/18	(237,715,000)	(250,444,556)	(12,729,556)
65,000,000	European Union Euro	SSB	11/19/18	(77,444,250)	(81,437,176)	(3,992,926)
100,000,000	European Union Euro	NTC	11/21/18	(119,455,000)	(125,309,874)	(5,854,874)
25,000,000	European Union Euro	NTC	11/23/18	(30,157,000)	(31,332,948)	(1,175,948)
40,000,000	European Union Euro	SSB	11/27/18	(48,137,200)	(50,150,260)	(2,013,060)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2018

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/18 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
100,000,000	European Union Euro	NTC	12/20/18	$(121,041,000)	$(125,628,437)	$(4,587,437)
40,000,000	European Union Euro	BNY	12/31/18	(48,668,000)	(50,299,878)	(1,631,878)
120,000,000	European Union Euro	NTC	1/17/19	(147,300,000)	(151,125,068)	(3,825,068)
100,000,000	European Union Euro	JPM	3/18/19	(127,049,200)	(126,605,104)	444,096
120,000,000	European Union Euro	NTC	3/20/19	(153,406,800)	(151,952,973)	1,453,827
125,000,000	European Union Euro	SSB	4/1/19	(158,507,500)	(158,450,662)	56,838
20,000,000	Great Britain Pound Sterling	SSB	4/19/18	(25,281,400)	(28,080,282)	(2,798,882)
35,000,000	Great Britain Pound Sterling	NTC	4/30/18	(45,333,925)	(49,162,666)	(3,828,741)
85,000,000	Great Britain Pound Sterling	BNY	5/2/18	(110,287,500)	(119,404,327)	(9,116,827)
75,000,000	Great Britain Pound Sterling	BNY	5/24/18	(98,160,000)	(105,446,919)	(7,286,919)
75,000,000	Great Britain Pound Sterling	NTC	7/10/18	(98,446,875)	(105,669,587)	(7,222,712)
65,000,000	Great Britain Pound Sterling	SSB	8/13/18	(85,656,350)	(91,708,283)	(6,051,933)
40,000,000	Great Britain Pound Sterling	NTC	10/22/18	(53,500,400)	(56,602,237)	(3,101,837)
70,000,000	Great Britain Pound Sterling	NTC	11/13/18	(93,184,000)	(99,149,754)	(5,965,754)
75,000,000	Great Britain Pound Sterling	SSB	11/27/18	(100,665,750)	(106,297,328)	(5,631,578)
75,000,000	Great Britain Pound Sterling	BNY	12/31/18	(101,775,000)	(106,456,611)	(4,681,611)
85,000,000	Great Britain Pound Sterling	JPM	2/25/19	(121,325,345)	(120,949,337)	376,008
85,000,000	Great Britain Pound Sterling	NTC	2/25/19	(121,312,000)	(120,949,337)	362,663
50,000,000	Great Britain Pound Sterling	NTC	3/18/19	(70,296,250)	(71,212,741)	(916,491)
60,000,000	Great Britain Pound Sterling	JPM	3/20/19	(85,302,000)	(85,462,848)	(160,848)
3,000,000,000	Japanese Yen	SSB	12/7/18	(27,942,327)	(28,731,534)	(789,207)
450,000,000	Japanese Yen	JPM	2/14/19	(4,216,211)	(4,334,017)	(117,806)
3,500,000,000	Japanese Yen	JPM	3/5/19	(32,734,755)	(33,761,407)	(1,026,652)
3,000,000,000	Japanese Yen	BNY	3/20/19	(27,894,003)	(28,973,899)	(1,079,896)
420,000,000	Mexican Peso	NTC	11/27/18	(20,745,658)	(22,172,838)	(1,427,180)
250,000,000	Mexican Peso	BNY	3/20/19	(12,714,882)	(12,980,969)	(266,087)
365,000,000	Norwegian Krone	JPM	1/17/19	(45,870,983)	(46,989,558)	(1,118,575)
80,000,000	Singapore Dollar	JPM	5/2/18	(57,607,835)	(61,056,491)	(3,448,656)
75,000,000	Singapore Dollar	JPM	5/24/18	(54,081,338)	(57,268,666)	(3,187,328)
40,000,000	Singapore Dollar	SSB	6/4/18	(28,999,166)	(30,551,180)	(1,552,014)
80,000,000	Singapore Dollar	JPM	6/12/18	(58,088,876)	(61,114,286)	(3,025,410)
45,000,000	Singapore Dollar	BNY	7/18/18	(32,641,811)	(34,406,635)	(1,764,824)
33,000,000	Singapore Dollar	SSB	8/23/18	(24,234,057)	(25,253,216)	(1,019,159)
40,000,000	Singapore Dollar	SSB	9/25/18	(29,806,481)	(30,637,020)	(830,539)
70,000,000	Singapore Dollar	JPM	12/12/18	(52,215,426)	(53,704,757)	(1,489,331)
65,000,000	Singapore Dollar	SSB	12/31/18	(48,618,123)	(49,890,199)	(1,272,076)
60,000,000	Singapore Dollar	NTC	3/11/19	(45,616,449)	(46,125,743)	(509,294)
45,000,000,000	South Korean Won	JPM	10/31/18	(39,945,674)	(42,524,421)	(2,578,747)
25,000,000,000	South Korean Won	SSB	12/31/18	(23,362,303)	(23,675,196)	(312,893)
100,000,000,000	South Korean Won	JPM	2/19/19	(92,988,655)	(94,867,063)	(1,878,408)
85,576,000,000	South Korean Won	SSB	3/4/19	(80,003,740)	(81,220,516)	(1,216,776)
60,000,000	Swiss Franc	NTC	6/12/18	(63,667,233)	(63,051,702)	615,531
60,000,000	Swiss Franc	BNY	8/23/18	(63,157,894)	(63,465,134)	(307,240)
65,000,000	Swiss Franc	BNY	11/13/18	(66,940,608)	(69,282,150)	(2,341,542)
80,000,000	Swiss Franc	JPM	11/19/18	(82,580,645)	(85,319,657)	(2,739,012)
100,000,000	Swiss Franc	BNY	11/21/18	(103,241,792)	(106,670,137)	(3,428,345)
60,000,000	Swiss Franc	SSB	11/23/18	(62,182,932)	(64,014,426)	(1,831,494)
70,000,000	Swiss Franc	JPM	11/27/18	(72,617,874)	(74,712,316)	(2,094,442)
80,000,000	Swiss Franc	JPM	12/18/18	(83,157,490)	(85,558,838)	(2,401,348)
60,000,000	Swiss Franc	BNY	12/20/18	(62,591,279)	(64,181,537)	(1,590,258)
100,000,000	Swiss Franc	NTC	3/20/19	(109,650,325)	(107,908,218)	1,742,107
65,000,000	Swiss Franc	NTC	4/1/19	(70,841,212)	(70,222,257)	618,955
725,000,000	Thai Baht	JPM	5/21/18	(20,796,282)	(23,226,745)	(2,430,463)
850,000,000	Thai Baht	BNY	6/11/18	(24,766,900)	(27,250,338)	(2,483,438)
500,000,000	Thai Baht	JPM	6/18/18	(14,639,145)	(16,033,063)	(1,393,918)
400,000,000	Thai Baht	BNY	8/31/18	(12,019,231)	(12,860,456)	(841,225)

TOTAL				$(5,236,263,849)	$(5,431,659,608)	$(195,395,759)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2018 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/18

Average Annual Total Returns – For Periods Ended March 31, 2018
	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	12.08%	14.80%
5 Years	4.81	6.50
Since Inception (10/26/09)	6.72	5.80
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in the Fund’s most recent prospectus: 1.38%.*
Total Annual Fund Operating Expense Ratios as of 3/31/18: 1.39% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and, if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2018

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	COMMON STOCKS—87.6%

	Canada—0.6%
3,500	E-L Financial Corp., Ltd.	$2,193,523

	China—1.7%
29,386	Baidu Inc., Sponsored ADR(a)	6,558,661

	France—13.4%
194,310	CNP Assurances	4,898,913
167,400	Safran SA	17,701,236
382,960	SCOR SE	15,664,854
218,433	Total SA	12,392,314

		50,657,317

	Germany—8.5%
171,538	Axel Springer SE	14,345,641
50,800	Henkel AG & Company, KGaA	6,391,312
26,726	Krones AG	3,595,853
13,543	Muenchener Rueckversicherungs AG	3,145,448
36,984	Siemens AG	4,708,568

		32,186,822

	Hong Kong—1.2%
4,870,000	Emperor Entertainment Hotel Ltd.	1,017,647
316,349	Great Eagle Holdings Ltd.	1,604,257
20,587	Jardine Strategic Holdings Ltd.	789,306
109,796	Miramar Hotel & Investment	216,562
655,000	Tai Cheung Holdings Ltd.	730,254

		4,358,026

	Italy—0.9%
113,408	Buzzi Unicem SpA	2,651,408
66,455	SOL SpA	899,024

		3,550,432

	Japan—1.8%
110,200	Ebara Corporation	3,865,031
27,700	Konishi Company Ltd.	441,221
83,600	NGK Spark Plug Company Ltd.	1,988,006
67,300	Shizuoka Gas Company Ltd.	604,339

		6,898,597

	Netherlands—5.6%
29,400	Heineken NV	3,156,547
29,000	Heineken Holding NV	2,985,205
181,407	Royal Dutch Shell plc, Class A	5,752,702
161,712	Unilever NV, CVA	9,122,664

		21,017,118

	Singapore—6.4%
657,813	DBS Group Holdings Ltd.	13,795,361
488,670	United Overseas Bank Ltd.	10,248,170

		24,043,531

	South Korea—5.2%
10,245	Hyundai Mobis Company Ltd.	2,441,345
56,125	Hyundai Motor Company	7,555,997
164,700	Kia Motors Corporation	4,921,376
32,000	LG Corporation	2,608,875

Shares		Value (Note 2)

	South Korea (continued)
13,800	Samchully Company Ltd.	$1,456,516
	Miscellaneous Securities(b)	661,781

		19,645,890

	Switzerland—13.5%
17,047	Coltene Holding AG	1,623,524
142,100	Nestle SA, Registered	11,221,389
161,339	Novartis AG, Registered	13,016,971
5,015	Phoenix Mecano AG	3,466,928
56,300	Roche Holding AG	12,881,506
665	Tamedia AG	93,056
26,799	Zurich Insurance Group AG	8,770,684

		51,074,058

	Thailand—2.0%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	7,725,609

	United Kingdom—17.3%
547,600	BAE Systems plc	4,466,159
238,503	Daily Mail & General Trust plc, Class A	2,161,335
344,873	Diageo plc	11,668,963
2,477,190	G4S plc	8,621,480
312,595	GlaxoSmithKline plc	6,112,805
838,652	HSBC Holdings plc	7,828,168
116,639	Imperial Brands plc	3,969,450
194,860	Inchcape plc	1,888,846
722,985	Lookers plc	884,385
831,653	Standard Chartered plc	8,314,663
1,656,123	Vertu Motors plc	1,012,919
540,645	WPP plc	8,589,070

		65,518,243

	United States—9.5%
89,387	Avnet, Inc.	3,732,801
212,500	Cisco Systems, Inc.	9,114,125
29,399	ConocoPhillips	1,743,067
70,900	Halliburton Company	3,328,046
78,600	Johnson & Johnson	10,072,590
36,100	MasterCard, Inc., Class A	6,323,276
14,700	Phillips 66	1,410,024

		35,723,929

	TOTAL COMMON STOCKS (Cost $248,140,878)	331,151,756

	PREFERRED STOCKS—1.2%

	Chile—1.1%
940,000	Embotelladora Andina SA	4,049,274

	Germany—0.1%
648	KSB AG	355,435

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	4,404,709

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—10.9%
41,436,007	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $41,436,007)	$41,436,007

INVESTMENTS IN SECURITIES (Cost $292,628,038)	99.7%	376,992,472
OTHER ASSETS AND LIABILITIES (Net)	0.3	1,204,833

NET ASSETS	100.0%	$378,197,305

(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. Aggregate “Miscellaneous Securities” holdings amount to $661,781 which represent 0.2% of the net assets of the Fund.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2018

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Banks	12.7%
Pharmaceuticals, Biotechnology & Life Sciences	11.1
Capital Goods	10.1
Insurance	9.2
Media	6.7
Energy	6.5
Food	5.4
Beverage	4.7
Automobiles & Components	4.5
Software & Services	3.4
Technology Hardware & Equipment	3.3
Commercial Services & Supplies	2.3
Household & Personal Products	1.7
Materials	1.2
Tobacco	1.0
Retailing	1.0
Electronic Equipment & Instruments	1.0
Real Estate	0.6
Utilities	0.5
Health Care Equipment & Services	0.4
Consumer Services	0.3

Total Common Stocks	87.6
Preferred Stocks	1.2
Registered Investment Company	10.9
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2018

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2018 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/18

Average Annual Total Returns – For Periods Ended March 31, 2018
	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	8.19%	10.61%	10.61%
5 Years	6.45	10.88	10.88
10 Years	6.65	6.99	6.99
Since Inception (12/8/93)	8.33	7.53	8.36
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in Fund’s most recent prospectus: 1.39%.*
Total Annual Fund Operating Expense Ratio as of 3/31/18: 1.39% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index as the benchmark for the Fund. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as its benchmark.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2018

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index (S&P 500) as the Fund’s benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the benchmark for the Fund for periods starting January 1, 2007. (Effective July 29, 2013, the Fund removed the 50% requirement, but continues to use the MSCI World Index (hedged to US$) as its benchmark.) The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	COMMON STOCKS—92.0%

	Chile—2.0%
846,500	Antofagasta plc	$10,936,600

	China—2.1%
49,610	Baidu Inc., Sponsored ADR(a)	11,072,456

	France—5.4%
360,300	CNP Assurances	9,083,826
347,900	Total SA	19,737,338

		28,821,164

	Germany—5.5%
164,718	Axel Springer SE	13,775,287
84,400	Henkel AG & Company, KGaA	10,618,637
22,070	Muenchener Rueckversicherungs AG	5,125,899

		29,519,823

	Japan—0.6%
87,000	Honda Motor Company Ltd.	2,978,533

	Netherlands—10.6%
268,400	Heineken Holding NV	27,628,587
593,310	Royal Dutch Shell plc, Class A	18,814,795
183,946	Unilever NV, ADR	10,372,715

		56,816,097

	Singapore—2.2%
550,917	United Overseas Bank Ltd.	11,553,586

	South Korea—3.2%
92,075	Hyundai Motor Company	12,395,874
56,800	LG Corporation	4,630,753

		17,026,627

	Switzerland—11.8%
227,299	Nestle SA, Registered, Sponsored ADR	17,967,986
228,655	Novartis AG, Registered	18,448,084
78,498	Roche Holding AG	17,960,434
27,192	Zurich Insurance Group AG	8,899,303

		63,275,807

	United Kingdom—11.4%
136,490	Diageo plc, Sponsored ADR	18,483,476
453,495	GlaxoSmithKline plc	8,868,109
282,425	Inchcape plc	2,737,644
952,235	Standard Chartered plc	9,520,213
147,953	Unilever plc, Sponsored ADR	8,220,269
805,920	WPP plc	12,803,417

		60,633,128

Shares		Value (Note 2)

	United States—37.2%
69,575	3M Company	$15,273,104
6,150	Alphabet Inc., Class A(a)	6,378,411
6,166	Alphabet Inc., Class C(a)	6,362,017
11,155	AutoZone, Inc.(a)	7,236,137
356,435	Bank of New York Mellon Corporation/The	18,367,096
80	Berkshire Hathaway Inc., Class A(a)	23,928,000
433,594	Cisco Systems, Inc.	18,596,847
277,521	Comcast Corporation, Class A	9,482,893
161,695	ConocoPhillips	9,586,897
82,064	Emerson Electric Company	5,604,971
151,709	Halliburton Company	7,121,220
128,400	Johnson & Johnson	16,454,460
89,955	MasterCard, Inc., Class A	15,756,518
488,706	MRC Global, Inc.(a)	8,034,327
36,818	National Western Life Insurance Company, Class A	11,225,072
368,776	Wells Fargo & Company	19,327,550

		198,735,520

	TOTAL COMMON STOCKS (Cost $245,185,256)	491,369,341

	REGISTERED INVESTMENT COMPANY—6.3%
33,250,465	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $33,250,465)	33,250,465

Face Value

	U.S. TREASURY BILL—2.6%
$14,000,000	1.455%(b) due 06/07/18(c) (Cost $13,962,884)	13,957,348

INVESTMENTS IN SECURITIES (Cost $292,398,605)	100.9%	538,577,154
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(1.2)	(6,196,966)
OTHER ASSETS AND LIABILITIES (Net)	0.3	1,638,441

NET ASSETS	100.0%	$534,018,629

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2018, liquid assets totaling $13,957,348 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2018

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	11.6%
Insurance	10.9
Energy	10.3
Beverage	8.6
Banks	7.6
Software & Services	7.4
Food	6.8
Media	6.8
Capital Goods	6.3
Technology Hardware & Equipment	3.5
Diversified Financials	3.4
Automobiles & Components	2.9
Materials	2.0
Household & Personal Products	2.0
Retailing	1.9

Total Common Stocks	92.0
Registered Investment Company	6.3
U.S. Treasury Bill	2.6
Unrealized Depreciation on Forward Contracts (Net)	(1.2)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2018

Schedule of Forward Exchange Contracts

March 31, 2018

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/18 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
5,000,000	Swiss Franc	JPM	7/10/18	$5,346,084	$5,267,948	$(78,136)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
20,000,000	Chinese Yuan	SSB	10/9/18	$(2,941,219)	$(3,155,230)	$(214,011)
35,000,000	Chinese Yuan	BNY	3/11/19	(5,401,485)	(5,490,753)	(89,268)
23,000,000	Chinese Yuan	JPM	4/1/19	(3,569,211)	(3,605,455)	(36,244)
14,000,000	European Union Euro	BNY	4/30/18	(15,317,400)	(17,256,029)	(1,938,629)
4,500,000	European Union Euro	JPM	7/10/18	(5,236,200)	(5,577,468)	(341,268)
6,000,000	European Union Euro	SSB	11/13/18	(7,131,450)	(7,513,337)	(381,887)
1,700,000	European Union Euro	SSB	11/27/18	(2,045,831)	(2,131,386)	(85,555)
7,000,000	European Union Euro	NTC	12/20/18	(8,472,870)	(8,793,991)	(321,121)
25,000,000	European Union Euro	NTC	3/20/19	(31,959,750)	(31,656,869)	302,881
4,500,000	Great Britain Pound Sterling	NTC	7/10/18	(5,906,812)	(6,340,175)	(433,363)
4,200,000	Great Britain Pound Sterling	BNY	8/23/18	(5,469,660)	(5,928,202)	(458,542)
1,500,000	Great Britain Pound Sterling	NTC	10/9/18	(2,031,435)	(2,121,372)	(89,937)
5,500,000	Great Britain Pound Sterling	NTC	11/13/18	(7,321,600)	(7,790,338)	(468,738)
2,200,000	Great Britain Pound Sterling	SSB	12/20/18	(2,998,820)	(3,121,214)	(122,394)
4,500,000	Great Britain Pound Sterling	JPM	2/19/19	(6,316,366)	(6,401,503)	(85,137)
6,000,000	Great Britain Pound Sterling	JPM	2/25/19	(8,564,142)	(8,537,600)	26,542
122,000,000	Japanese Yen	JPM	2/14/19	(1,143,062)	(1,175,000)	(31,938)
2,200,000	Singapore Dollar	BNY	8/23/18	(1,615,272)	(1,683,548)	(68,276)
1,250,000	Singapore Dollar	JPM	11/13/18	(922,237)	(958,383)	(36,146)
9,000,000	Singapore Dollar	SSB	12/31/18	(6,731,740)	(6,907,874)	(176,134)
7,500,000,000	South Korean Won	SSB	12/20/18	(6,917,543)	(7,099,821)	(182,278)
5,000,000,000	South Korean Won	JPM	2/19/19	(4,649,433)	(4,743,353)	(93,920)
5,000,000	Swiss Franc	JPM	7/10/18	(5,344,050)	(5,267,948)	76,102
3,000,000	Swiss Franc	BNY	8/23/18	(3,157,895)	(3,173,257)	(15,362)
6,000,000	Swiss Franc	NTC	10/9/18	(6,355,663)	(6,373,783)	(18,120)
7,000,000	Swiss Franc	BNY	11/13/18	(7,208,989)	(7,461,155)	(252,166)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2018

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/18 (Note 2)	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
8,000,000	Swiss Franc	JPM	11/27/18	$(8,299,186)	$(8,538,551)	$(239,365)
13,000,000	Swiss Franc	BNY	12/20/18	(13,561,444)	(13,906,000)	(344,556)

TOTAL				$(186,590,765)	$(192,709,595)	$(6,118,830)

Unrealized Depreciation on Forward Contracts (Net)						$(6,196,966)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2018 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$)

9/5/07 through 3/31/18

Average Annual Total Returns – For Periods Ended March 31, 2018
	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	13.58%	13.59%
5 Years	5.57	9.70
10 Years	4.93	5.90
Since Inception (9/5/07)	4.39	4.88
Total Annual Fund Operating Expense Ratio as of 3/31/17, as disclosed in Fund’s most recent prospectus: 1.38%.*
Total Annual Fund Operating Expense Ratios as of 3/31/18: 1.39% (gross), 1.38% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

* The expense ratio has been restated to reflect decreases in the Fund’s custody fees effective August 1, 2017.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made less than 15 days after purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 14 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2018

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2018

Shares		Value (Note 2)

	COMMON STOCKS—92.6%

	France—17.0%
62,157	Cie Generale des Etablissements Michelin	$9,165,579
169,500	CNP Assurances	4,273,407
75,070	Safran SA	7,938,063
255,349	SCOR SE	10,444,968
236,846	Total SA	13,436,935

		45,258,952

	Germany—8.9%
122,784	Axel Springer SE	10,268,367
11,335	Muenchener Rueckversicherungs AG	2,632,626
85,500	Siemens AG	10,885,317

		23,786,310

	Netherlands—5.1%
431,515	Royal Dutch Shell plc, Class A	13,684,021

	Singapore—7.7%
536,700	DBS Group Holdings Ltd.	11,255,434
444,600	United Overseas Bank Ltd.	9,323,953

		20,579,387

	Switzerland—18.1%
174,775	Nestle SA, Registered	13,801,677
144,618	Novartis AG, Registered	11,667,906
47,000	Roche Holding AG	10,753,655
37,052	Zurich Insurance Group AG	12,126,250

		48,349,488

	Thailand—0.9%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,445,398

Shares		Value (Note 2)

	United Kingdom—19.9%
411,100	BAE Systems plc	$3,352,882
475,800	Diageo plc	16,098,948
1,881,411	G4S plc	6,547,963
539,378	GlaxoSmithKline plc	10,547,554
1,027,395	HSBC Holdings plc	9,589,942
431,645	WPP plc	6,857,419

		52,994,708

	United States—15.0%
221,750	Cisco Systems, Inc.	9,510,857
44,581	ConocoPhillips	2,643,207
59,800	Johnson & Johnson	7,663,370
224,370	Verizon Communications, Inc.	10,729,373
178,605	Wells Fargo & Company	9,360,688

		39,907,495

	TOTAL COMMON STOCKS (Cost $171,449,544)	247,005,759

	REGISTERED INVESTMENT COMPANY—6.9%
18,421,212	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $18,421,212)	18,421,212

INVESTMENTS IN SECURITIES (Cost $189,870,756)	99.5%	265,426,971
OTHER ASSETS AND LIABILITIES (Net)	0.5	1,215,322

NET ASSETS	100.0%	$266,642,293

Abbreviations:
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2018

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Banks	15.7%
Pharmaceuticals, Biotechnology & Life Sciences	15.2
Energy	11.2
Insurance	11.1
Capital Goods	8.3
Media	6.4
Beverage	6.0
Food	5.2
Telecommunication Services	4.0
Technology Hardware & Equipment	3.6
Automobiles & Components	3.4
Commercial Services & Supplies	2.5

Total Common Stocks	92.6
Registered Investment Company	6.9
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2018

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2018

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost(a)	$6,666,567,613	$292,628,038	$292,398,605	$189,870,756

Investments in unaffiliated issuers, at value (Note 2)	$9,706,706,672	$376,992,472	$538,577,154	$265,426,971
Investments in affiliated issuers, at value (Note 4)	133,102,773	—	—	—
Cash segregated as collateral	8,330,000	—	—	—
Dividends and interest receivable	28,557,280	1,079,989	1,052,403	772,905
Recoverable foreign withholding taxes	22,843,966	1,033,704	1,224,067	1,144,904
Receivable for Fund shares sold	6,164,624	82,374	38,346	22,459
Unrealized appreciation of forward exchange contracts (Note 2)	7,941,141	—	405,525	—
Prepaid expense	64,253	2,357	3,729	1,965

Total Assets	$9,913,710,709	$379,190,896	$541,301,224	$267,369,204

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$203,336,900	$—	$6,602,491	$—
Payable for Fund shares redeemed	20,704,794	26,745	190,193	174,554
Investment advisory fee payable (Note 3)	6,631,944	258,044	365,053	181,844
Payable for investment securities purchased	4,585,097	249,939	—	207,070
Shareholder servicing and administration fees payable (Note 3)	103,537	4,124	5,248	4,188
Due to custodian	113	166,081	—	—
Accrued foreign capital gains taxes	3,990,404	210,413	—	92,760
Accrued expenses and other payables	2,086,039	78,245	119,610	66,495

Total Liabilities	241,438,828	993,591	7,282,595	726,911

NET ASSETS	$9,672,271,881	$378,197,305	$534,018,629	$266,642,293

NET ASSETS consist of
Undistributed net investment income	$8,737,163	$341,118	$1,114,271	$1,359,822
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	36,229,085	(8,392,116)	28,773,954	13,012,489
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	2,979,079,268	84,412,392	240,032,692	75,608,230
Paid-in capital	6,648,226,365	301,835,911	264,097,712	176,661,752

Total Net Assets	$9,672,271,881	$378,197,305	$534,018,629	$266,642,293

CAPITAL STOCK (common stock outstanding)	346,774,792	24,224,882	23,014,718	26,052,464

NET ASSET VALUE, offering and redemption price per share(b)	$27.89	$15.61	$23.20	$10.23

(a)

Includes investments in securities of affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $44,009,194, $0, $0 and $0, respectively (Note 4).

(b)

Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund charge a redemption fee equal to 2% of the redemption proceeds on redemptions made less than 15 days after purchase. Application of the redemption fee would have the effect of reducing the redemption price per share.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2018

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$236,849,899	$8,987,891	$11,800,094	$9,200,816
Less foreign withholding taxes	(21,632,207)	(868,842)	(1,033,455)	(752,071)
Interest	13,672,330	428,098	630,906	296,370

Total Investment Income	228,890,022	8,547,147	11,397,545	8,745,115

EXPENSES
Investment advisory fee (Note 3)	125,744,842	4,651,086	7,219,389	3,762,988
Transfer agent fees (Note 3)	3,652,526	81,018	237,869	96,416
Custodian fees (Note 3)	2,879,416	122,352	99,387	73,547
Fund administration and accounting fees (Note 3)	2,076,746	79,578	121,901	65,160
Legal and audit fees	824,295	34,479	55,437	28,295
Directors’ fees and expenses (Note 3)	708,980	25,441	40,809	21,362
Shareholder servicing and administration fees (Note 3)	422,256	15,587	24,042	13,119
Other	896,121	84,552	87,063	61,675

Total expenses before waivers	137,205,182	5,094,093	7,885,897	4,122,562

Investment advisory fees waived and/or expenses reimbursed (Note 3)	—	(24,968)	(30,396)	(15,042)

Net Expenses	137,205,182	5,069,125	7,855,501	4,107,520

NET INVESTMENT INCOME	91,684,840	3,478,022	3,542,044	4,637,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities(a)	319,261,178	8,651,581	38,285,440	21,284,706
Forward exchange contracts	(186,707,539)	—	(7,894,894)	—
Foreign currencies and net other assets	47,916	10,274	96,280	7,640

Net realized gain on investments during the year	132,601,555	8,661,855	30,486,826	21,292,346

Net unrealized appreciation (depreciation) of:
Securities(b)(c)	633,532,656	29,629,881	22,493,093	13,836,468
Forward exchange contracts	(290,277,289)	—	(7,950,927)	—
Foreign currencies and net other assets	1,059,945	34,875	30,268	69,716

Net change in unrealized appreciation (depreciation) of investments	344,315,312	29,664,756	14,572,434	13,906,184

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	476,916,867	38,326,611	45,059,260	35,198,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$568,601,707	$41,804,633	$48,601,304	$39,836,125

(a)	Dividend income and net realized gain (loss) on securities from affiliated issuers on securities from affiliated issuers for Global Value Fund were $2,360,615 and $32,438,711, respectively. (Note 4).
(b)	Net of increase in accrued foreign capital gain taxes of $1,386,770, $106,816, $0 and $36,164, respectively.
(c)	Net unrealized appreciation from affiliated issuers for Global Value Fund was $18,087,813 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
INVESTMENT ACTIVITIES:
Net investment income	$91,684,840	$113,033,656	$3,478,022	$4,911,812

Net realized gain on securities, forward exchange contracts and currency transactions	132,601,555	249,121,111	8,661,855	3,990,002

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	344,315,312	947,825,504	29,664,756	26,198,212

Net increase in net assets resulting from operations	568,601,707	1,309,980,271	41,804,633	35,100,026

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(111,972,219)	(102,538,489)	(4,606,757)	(4,807,739)

Distributions to shareholders from net realized gain on investments	(35,657,899)	(175,579,605)	—	—

Total distributions	(147,630,118)	(278,118,094)	(4,606,757)	(4,807,739)

Net decrease in net assets from Fund share transactions (Note 5)	(328,420,392)	(170,789,525)	(12,619,381)	(18,403,266)

Redemption fees	50,243	118,743	678	1,905

Net increase in net assets	92,601,440	861,191,395	24,579,173	11,890,926

NET ASSETS
Beginning of year	9,579,670,441	8,718,479,046	353,618,132	341,727,206

End of year	$9,672,271,881	$9,579,670,441	$378,197,305	$353,618,132

Undistributed net investment income at end of year	$8,737,163	$27,195,352	$341,118	$1,065,438

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2018	Year Ended 3/31/2017
INVESTMENT ACTIVITIES:
Net investment income	$3,542,044	$5,160,471	$4,637,595	$7,537,079

Net realized gain on securities, forward exchange contracts and currency transactions	30,486,826	25,231,931	21,292,346	10,954,775

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	14,572,434	51,668,025	13,906,184	17,719,892

Net increase in net assets resulting from operations	48,601,304	82,060,427	39,836,125	36,211,746

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(4,466,740)	(4,923,187)	(5,267,715)	(7,822,186)

Distributions to shareholders from net realized gain on investments	(4,587,633)	(18,915,402)	(9,462,310)	(4,773,837)

Total distributions	(9,054,373)	(23,838,589)	(14,730,025)	(12,596,023)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(82,260,162)	12,357,832	(54,571,348)	(62,133,540)

Redemption fees	—	—	355	3,674

Net increase (decrease) in net assets	(42,713,231)	70,579,670	(29,464,893)	(38,514,143)

NET ASSETS
Beginning of year	576,731,860	506,152,190	296,107,186	334,621,329

End of year	$534,018,629	$576,731,860	$266,642,293	$296,107,186

Undistributed net investment income at end of year	$1,114,271	$2,340,548	$1,359,822	$2,003,832

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14

Net asset value, beginning of year	$26.74	$23.89	$26.97	$26.98		$25.11

Income from investment operations:
Net investment income	0.25	0.32	0.22	0.24		0.32
Net realized and unrealized gain (loss) on investments	1.31	3.32	(2.09)	0.74		2.73

Total from investment operations	1.56	3.64	(1.87)	0.98		3.05

Distributions:
Dividends from net investment income	(0.31)	(0.29)	(0.21)	(0.33)		(0.32)
Distributions from net realized gains	(0.10)	(0.50)	(1.00)	(0.66)		(0.86)

Total distributions	(0.41)	(0.79)	(1.21)	(0.99)		(1.18)

Redemption fees(a)	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$27.89	$26.74	$23.89	$26.97		$26.98

Total return(b)	5.82%	15.49%	(7.08)%	3.69	%(c)	12.25	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,672,272	$9,579,670	$8,718,479	$9,603,856		$7,977,755
Ratio of operating expenses to average net assets	1.36%	1.38%	1.37%	1.36%		1.37%
Ratio of net investment income to average net assets	0.91%	1.25%	0.83%	0.94%		1.30%
Portfolio turnover rate	5%	3%	1%	8%		4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14

Net asset value, beginning of year	$14.10	$12.88	$14.02	$14.90		$13.18

Income from investment operations:
Net investment income	0.14	0.21	0.17	0.15		0.15
Net realized and unrealized gain (loss) on investments	1.56	1.21	(1.12)	(0.84)		1.72

Total from investment operations	1.70	1.42	(0.95)	(0.69)		1.87

Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.19)	(0.19)		(0.15)

Redemption fees(a)	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$15.61	$14.10	$12.88	$14.02		$14.90

Total return(b)	12.08%	11.17%	(6.79)%	(4.72	)%(c)	14.27	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$378,197	$353,618	$341,727	$447,103		$443,382
Ratio of operating expenses to average net assets	1.36%	1.40%	1.38%	1.37%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.37%	1.40%	1.38%	1.36%		1.37%
Ratio of net investment income to average net assets	0.93%	1.51%	1.12%	1.00%		1.23%
Portfolio turnover rate	6%	4%	14%	9%		4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14

Net asset value, beginning of year	$21.78	$19.51	$22.14	$23.21	$21.68

Income from investment operations:
Net investment income	0.16	0.20	0.20	0.24	0.27
Net realized and unrealized gain (loss) on investments	1.64	2.99	(1.97)	0.47	2.81

Total from investment operations	1.80	3.19	(1.77)	0.71	3.08

Distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.21)	(0.26)	(0.21)
Distributions from net realized gains	(0.19)	(0.73)	(0.65)	(1.52)	(1.34)

Total distributions	(0.38)	(0.92)	(0.86)	(1.78)	(1.55)

Net asset value, end of year	$23.20	$21.78	$19.51	$22.14	$23.21

Total return(a)	8.19%	16.57%	(8.09)%	3.08%	14.38%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$534,019	$576,732	$506,152	$619,158	$638,000
Ratio of operating expenses to average net assets	1.36%	1.38%	1.37%	1.36%	1.37%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.37%	1.38%	1.37%	1.36%	1.37%
Ratio of net investment income to average net assets	0.61%	0.97%	0.91%	0.98%	1.17%
Portfolio turnover rate	6%	8%	7%	6%	7%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14

Net asset value, beginning of year	$9.47		$8.75	$10.84	$12.01	$10.67

Income from investment operations:
Net investment income	0.17		0.23	0.21 (c)	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.10		0.87	(1.15)	(0.50)	1.33

Total from investment operations	1.27		1.10	(0.94)	(0.25)	1.56

Distributions:
Dividends from net investment income	(0.18)		(0.23)	(0.26)	(0.25)	(0.20)
Distributions from net realized gains	(0.33)		(0.15)	(0.89)	(0.67)	(0.02)

Total distributions	(0.51)		(0.38)	(1.15)	(0.92)	(0.22)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$10.23		$9.47	$8.75	$10.84	$12.01

Total return(b)	13.58	%(d)	13.04%	(9.03)%	(2.23)%	14.81%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$266,642		$296,107	$334,621	$568,540	$754,786
Ratio of operating expenses to average net assets	1.36%		1.38%	1.37%	1.35%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.37%		1.38%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets	1.54%		2.43%	2.11%	1.96%	2.07%
Portfolio turnover rate	5%		5%	5%	7%	10%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized utilizing values at the end of the period. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2018. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

	Global Value Fund
	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Switzerland	$1,316,288,242	$1,315,849,645	$438,597	$—
All Other Countries	7,579,639,631	7,579,639,631	—	—
Preferred Stocks	57,135,210	57,135,210	—	—
Registered Investment Company	588,316,133	588,316,133	—	—
U.S. Treasury Bills	298,430,229	—	298,430,229	—

Total Investments in Securities	9,839,809,445	9,540,940,619	298,868,826	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	7,941,141	—	7,941,141	—
Liability
Unrealized depreciation of forward exchange contracts	(203,336,900)	—	(203,336,900)	—

Total	$9,644,413,686	$9,540,940,619	$103,473,067	$—

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$376,992,472	$376,992,472	$—	$—

	Value Fund
	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$491,369,341	$491,369,341	$—	$—
Registered Investment Company	33,250,465	33,250,465	—	—
U.S. Treasury Bill	13,957,348	—	13,957,348	—

Total Investments in Securities	538,577,154	524,619,806	13,957,348	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	405,525	—	405,525	—
Liability
Unrealized depreciation of forward exchange contracts	(6,602,491)	—	(6,602,491)	—

Total	$532,380,188	$524,619,806	$7,760,382	$—

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$265,426,971	$265,426,971	$—	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

As of March 31, 2018, a security with an end of period value of $438,597 held by Global Value Fund was transferred from Level 1 to Level 2 due to no trading volume on that day. As of March 31, 2018, securities with end of period values of $43,077,382 and $4,049,274, held by Global Value Fund and Global Value Fund II – Currency Unhedged, respectively, were transferred from Level 2 to Level 1 due to active trading volume.

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2018 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as “Cash segregated as collateral.” Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to Global Value Fund, Global Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. (Prior to October 15, 2017, Global Value Fund’s advisory fee was 1.25% of the value of the Fund’s average daily net assets.) Under the Advisory Agreements with respect to each of Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2018, the Investment Adviser earned $125,744,842, $4,651,086, $7,219,389 and $3,762,988 in fees, prior to any waivers and/or reimbursements, from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed,

effective December 1, 2017 and through at least July 31, 2019, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) For the year ended March 31, 2018, the Investment Adviser waived and/or reimbursed $24,968, $30,396 and $15,042 in fees from Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. (Prior to January 1, 2018, such amounts were $125,000 and $31,250, respectively.) The Lead Independent Director receives an additional annual fee of $26,000. (Prior to January 1, 2018, such amount was $25,000.) These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2018, one shareholder owned 12.1% of Global Value Fund II – Currency Unhedged’s outstanding shares; four shareholders owned 28.4% of Value Fund’s outstanding shares; and three shareholders owned 31.3% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2018:

Shares Held at 3/31/17	Name of Issuer†	Value at 3/31/17	Purchase Cost	Sales Proceeds	Value at 3/31/18	Shares Held at 3/31/18	Dividend Income 4/1/17 to 3/31/18	Net Realized Gain 4/1/17 to 3/31/18	Change in net Unrealized Appreciation 4/1/17 to 3/31/18
218,165	Coltene Holding AG	$17,360,350	$—	$—	$20,777,619	218,165	$—	$—	$3,417,269
68,640	Phoenix Mecano AG	35,316,050	—	—	47,451,629	68,640	1,058,497	—	12,135,579
248,117	Siegfried Holding AG*	65,378,749	—	16,634,604	35,643,275	106,000	496,855	32,438,711	(13,100,870)
4,795,392	SOL SpA	49,237,690	—	—	64,873,525	4,795,392	805,263	—	15,635,835
		$167,292,839	$—	$16,634,604	$168,746,048		$2,360,615	$32,438,711	$18,087,813

*	As of March 31, 2018, Global Value Fund owns less than 5% of the outstanding voting shares.
†	Issuer countries: Switzerland, Switzerland, Switzerland and Italy, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2018, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$428,457,261	$20,812,932	$31,434,932	$12,204,093
Sales	$738,125,742	$26,658,376	$89,618,487	$67,844,319

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund.

Changes in shares outstanding for the year ended March 31, 2018 were as follows:

	Global Value Fund
	Shares	Amount
Sold	55,082,200	$1,544,766,563
Reinvested	4,530,676	128,898,345
Redeemed	(71,025,934)	(2,002,085,300)
Net Decrease	(11,413,058)	$(328,420,392)

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	2,906,498	$44,529,205
Reinvested	234,328	3,662,551
Redeemed	(4,003,414)	(60,811,137)
Net Decrease	(862,588)	$(12,619,381)

	Value Fund
	Shares	Amount
Sold	1,707,343	$38,952,673
Reinvested	360,872	8,621,244
Redeemed	(5,537,036)	(129,834,079)
Net Decrease	(3,468,821)	$(82,260,162)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	3,091,091	$31,558,861
Reinvested	1,392,221	14,238,829
Redeemed	(9,689,617)	(100,369,038)
Net Decrease	(5,206,305)	$(54,571,348)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Changes in shares outstanding for the fiscal year ended March 31, 2017 were as follows:

	Global Value Fund
	Shares	Amount
Sold	60,416,173	$1,516,843,063
Reinvested	9,794,620	244,278,440
Redeemed	(76,909,801)	(1,931,911,028)
Net Decrease	(6,699,008)	$(170,789,525)

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	4,620,257	$61,462,637
Reinvested	306,700	3,968,702
Redeemed	(6,367,640)	(83,834,605)
Net Decrease	(1,440,683)	$(18,403,266)

	Value Fund
	Shares	Amount
Sold	2,139,437	$45,501,290
Reinvested	1,092,389	22,743,538
Redeemed	(2,691,231)	(55,886,996)
Net Increase	540,595	$12,357,832

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	1,113,972	$9,984,880
Reinvested	1,396,389	12,265,513
Redeemed	(9,475,818)	(84,383,933)
Net Decrease	(6,965,457)	$(62,133,540)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2018 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$112,349,525	$4,606,757	$4,481,233	$5,289,319
Short-term capital gain	14,695,738	—	975,470	2,014,226
Ordinary income	127,045,263	4,606,757	5,456,703	7,303,545
Long-term capital gain	20,584,855	—	3,597,670	7,426,480
Total Distributions	$147,630,118	$4,606,757	$9,054,373	$14,730,025

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2017 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$102,538,489	$4,807,739	$4,923,187	$7,822,186
Short-term capital gain	56,185,474	—	3,238,939	—
Ordinary income	158,723,963	4,807,739	8,162,126	7,822,186
Long-term capital gain	119,394,131	—	15,676,463	4,773,837
Total Distributions	$278,118,094	$4,807,739	$23,838,589	$12,596,023

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$15,811,606	$886,885	$1,114,271	$1,378,786
Undistributed long-term capital gain	—	—	22,857,555	13,082,094
Unrealized appreciation/ (depreciation)	3,142,374,411	83,669,628	245,949,091	75,538,625
Accumulated capital and other losses	(134,140,501)	(8,193,522)	—	—
Total	$3,024,045,516	$76,362,991	$269,920,917	$89,999,505

The Funds may have temporary or permanent book/tax differences. The temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, and mark-to-market on passive foreign investment companies. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2018, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, sales of passive foreign investment companies and distribution redesignations were

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$1,829,190	$404,415	$(301,581)	$(13,890)
Accumulated net realized gain (loss)	(1,829,190)	(404,415)	301,581	13,890
Paid-in capital	—	—	—	—

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2018, Global Value Fund and Global Value Fund II – Currency Unhedged had short-term capital loss carryforward of $134,140,501 and $8,193,522, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2018, Global Value Fund II – Currency Unhedged utilized $8,257,440 in capital loss carry forwards.

As of March 31, 2018, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes was as follows:

Global Value Fund	$6,673,420,739
Global Value Fund II – Currency Unhedged	$293,370,802
Value Fund	$292,398,616
Worldwide High Dividend Yield Value Fund	$189,940,361

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2018 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$3,523,500,402	$(381,125,991)	$3,142,374,411
Global Value Fund II – Currency Unhedged	94,601,449	(10,931,821)	83,669,628
Value Fund	251,071,495	(5,122,404)	245,949,091
Worldwide High Dividend Yield Value Fund	78,252,971	(2,714,346)	75,538,625

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

During the year ended March 31, 2018, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2018, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2018:

	Global Value Fund	Value Fund
Average Notional Amount	$(5,234,034,271)	$(178,357,953)
Notional Amount at March 31, 2018	$(5,236,263,849)	$(181,244,681)

The following table presents the value of derivatives held as of March 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$7,941,141	$405,525

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$203,336,900	$6,602,491

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2018, by primary risk exposure:

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(186,707,539)	$(7,894,894)

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$(290,277,289)	$(7,950,927)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of March 31, 2018:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
Global Value Fund
BNY	$—	$—	$ —	$ —
JPM	820,104	820,104	—	—
NTC	6,700,074	6,700,074	—	—
SSB	420,963	420,963	—	—
Total	$7,941,141	$7,941,141	$ —	$ —

Value Fund
BNY	$—	$—	$ —	$ —
JPM	102,644	102,644	—	—
NTC	302,881	302,881	—	—
SSB	—	—	—	—
Total	$405,525	$405,525	$ —	$ —

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2018:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$66,596,301	$—	$—	$66,596,301
JPM	31,233,959	820,104	4,470,000	25,943,855
NTC	50,089,713	6,700,074	—	43,389,639
SSB	55,416,927	420,963	3,860,000	51,135,964
Total	$203,336,900	$7,941,141	$8,330,000	$187,065,759

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
Global Value Fund
Value Fund
BNY	$3,166,799	$—	$ —	$3,166,799
JPM	942,154	102,644	—	839,510
NTC	1,331,279	302,881	—	1,028,398
SSB	1,162,259	—	—	1,162,259
Total	$6,602,491	$405,525	$ —	$6,196,966

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default
(c)	Net amount represents the net payable due to counterparty in the event of default

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million (the “Transfers”). The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class.

The Value Fund entered into a settlement agreement with the aforementioned plaintiffs, pursuant to which it paid approximately $1.2 million to settle all claims against it arising from its receipt of the Transfers. The settlement was

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

effective as of May 3, 2018 and resolved the matter in full. The settlement payment was recorded by the Value Fund as a realized loss on May 3, 2018, subsequent to the Value Fund’s fiscal year end.

11. New Accounting Pronouncement

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which among other provisions amended Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule was required for financial statements filed with the SEC on or after August 1, 2017. These amendments required certain additional disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund, Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

May 21, 2018

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2018, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $134.5 million, $6.5 million, $78.7 million and $8.3 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2018

For shareholders who do not have a March 31, 2018 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2019 reporting the amounts and tax characterization of distributions for the 2018 calendar year.

For the fiscal year ended March 31, 2018, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$20,584,855
Global Value Fund II – Currency Unhedged	$—
Value Fund	$22,875,459
Worldwide High Dividend Yield Value Fund	$19,270,406

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2018, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	13.72%
Global Value Fund II – Currency Unhedged	15.37%
Value Fund	62.24%
Worldwide High Dividend Yield Value Fund	21.75%

For the fiscal year ended March 31, 2018, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	100%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2018, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$219,066,192	$0.6317
Foreign Taxes	13,681,437	0.0395

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$8,240,121	$0.3402
Foreign Taxes	563,462	0.0233

	Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$8,279,043	0.3597
Foreign Taxes	610,634	0.0265

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$7,701,671	$0.2956
Foreign Taxes	359,749	0.0138

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 76 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004; Senior Advisor, Cheyenne Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014

Bruce A. Beal Age: 81 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliott Age: 72 Director	Since 2016	Vice Chairman, 2014-2017, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 59 Director	Since 2016	Managing Director and Vice President: Head of Sales, Client Service and Marketing from October 1989 to June 2015; Senior Advisor from July 2015 to December 2017, Royce & Associates, LP (Retired since January 2018).	4	None

John C. Hover II Age: 74 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds through July 2015

Richard B. Salomon Age: 70 Director	Since 1996	Of Counsel, Cozen O’Connor (law firm).	4	None

		INTERESTED DIRECTORS[3]

William H. Browne Age: 73 Vice President and Director	Vice President – Since 2009; Director – Since 2009 and from 1993-1997	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager Age: 60 President and Director	President – Since 2009; Director – Since 2008	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Robert Q. Wyckoff, Jr. Age: 65 Chairman, Vice President and Director	Chairman and Vice President – Since 2016; Director – Since 2015	Managing Director, Tweedy, Browne Company LLC.	4	N/A

1

Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request at 800-432-4789.

2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) during at Least the Past 5 Years

Roger R. de Bree Age: 55 Treasurer	Since 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 41 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013-2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002-2013).

Patricia A. Rogers Age: 51 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998-2013) and General Counsel and Chief Compliance Officer (2014-2016), Tweedy, Browne Company LLC; Chief Compliance Officer (2004-2013) and Chief Operating Officer (2013-2014), Tweedy, Browne Fund Inc.

John D. Spears Age: 69 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN-0318

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $224,000 for 2017 and $227,400 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $47,625 for 2017 and $44,825 for 2018. These services included the review of each Fund’s federal and state income tax returns and procedures regarding each Fund’s annual excise tax distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund, if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $139,125 for 2017 and $140,100 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tweedy, Browne Fund Inc.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 23, 2018

By (Signature and Title)* /s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date May 23, 2018

*	Print the name and title of each signing officer under his or her signature.